EXHIBIT 1.01

Mattel, Inc.
Conflict Minerals Report
For the Year Ended December 31, 2023

This Conflict Minerals Report (the “Report”) for the year ended December 31, 2023 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). As used in this Report, “3TGs” or “Conflict Minerals” means tin, tantalum, tungsten, and gold, and “Covered Countries” means the Democratic Republic of the Congo and adjoining countries.

Throughout this Report, “Mattel” or the “Company” refers to Mattel, Inc. and/or one or more of its subsidiaries, as applicable.

I.    Introduction

Products Covered by This Report
Pursuant to the Rule, Mattel undertook due diligence measures on the source and chain of custody of the necessary Conflict Minerals in the products it manufactured or contracted to be manufactured for the period covered by this Report that the Company had reason to believe may have originated in the Covered Countries and may not have come from recycled or scrap sources. For the period covered by this Report, these are products in the following categories:
•Dolls, which includes brands such as Barbie, American Girl, Disney Princess and Disney Frozen, Monster High, and Polly Pocket.
•Infant/Toddler/Preschool, which includes brands such as Fisher-Price (including Little People) and Thomas & Friends.
•Vehicles, which includes brands such as Hot Wheels (including Hot Wheels Monster Trucks and Hot Wheels Mario Kart (Nintendo)), Matchbox, and CARS (Disney Pixar).
•Action Figures, Building Sets, Games, and Other, which includes brands such as Masters of the Universe, MEGA, UNO, Jurassic World (NBCUniversal), Minecraft (Microsoft), WWE, and Star Wars (Disney’s Lucasfilm).
Reasonable Country of Origin Inquiry

Mattel conducted in good faith a reasonable country of origin inquiry (the “RCOI”) regarding the necessary Conflict Minerals used in the Company’s products. The RCOI was reasonably designed to determine whether any of the necessary Conflict Minerals used in the Company’s products originated in the Covered Countries and whether any of these Conflict Minerals may be from recycled or scrap sources. Based on the RCOI, Mattel was unable to determine that such Conflict Minerals did not originate from the Covered Countries or are not from recycled or scrap sources and, as a result, the Company conducted additional due diligence on the source and chain of custody of such Conflict Minerals.

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II.    Due Diligence

The design of Mattel’s Conflict Minerals program is intended to conform, in all material respects, to the Organisation for Economic Co-operation and Development’s (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements on Tin, Tantalum, and Tungsten and on Gold (the “OECD Guidance”). In accordance with the OECD Guidance, Mattel took the following measures as part of its due diligence process:

Step One: Establish Strong Company Management Systems

Mattel has adopted a public Conflict Minerals Position Statement, which sets forth, among other things, its policy of supporting responsible sourcing of 3TGs, its approach to supplier engagement, and its policies for addressing identified supply chain risks. The complete Conflict Minerals Position Statement is publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing.pdf. The Company makes available to its employees a confidential hotline that allows employees to report violations of Mattel’s policies or illegal or unethical behavior, including violations pertaining to the Conflict Minerals Position Statement.

A cross-functional team of representatives from various departments of the Company, including Global Procurement, Global Quality and Regulatory Compliance, Information Technology, Finance, and Legal, supports the Company’s commitment to ethical sourcing of 3TGs and compliance with Mattel’s Conflict Minerals Position Statement and applicable laws.

Mattel also engaged an independent third-party consultant (the “Consultant”) to assist with the Company’s 2023 RCOI and the implementation of a supply chain due diligence plan using tools developed by the Consultant as well as the Responsible Mineral Initiative’s (“RMI”) Conflict Minerals Reporting Template (the “Template”). The Consultant also provided training for members of Mattel’s Conflict Minerals cross-functional team.

Mattel is a downstream consumer of 3TGs and does not purchase raw minerals directly from any mines, smelters, or refiners or any of the Covered Countries. In furtherance of Mattel’s long‐standing commitment to ethical sourcing and compliance with national and international laws, Mattel has actively engaged its suppliers and asked for their cooperation in conducting the necessary due diligence related to Conflict Minerals. Mattel’s position on Conflict Minerals has been communicated throughout its supply chain.

Step Two: Identify and Assess Risks in the Supply Chain

With the assistance of the Consultant, Mattel identified and assessed risks in its supply chain by identifying “at-risk” suppliers that may provide Mattel with necessary Conflict Minerals, surveying such “at-risk” suppliers using the Template, and reviewing the responses provided by such suppliers.

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Mattel identified suppliers that provide the Company with components that contain 3TGs and/or electronic parts as “at-risk” suppliers. The resulting list contained 81 such “at-risk” suppliers. The Company then surveyed the 81 “at-risk” suppliers using the Template to collect information regarding the presence and sourcing of 3TGs used in the products supplied to the Company. Following the initial request to complete the Template, reminder emails were sent to each non-responsive supplier requesting completion and return of the Template. The information provided by the suppliers in response to the Template was collected and stored using an online platform provided by the Consultant. In addition, suppliers who had conducted their own RCOI through the use of the Template were asked to provide their completed reports to Mattel.

The Consultant assessed the information received from the suppliers. This assessment included a review of the information provided by suppliers for completion, consistency, plausibility, and conformity to the expectations established in Mattel’s Conflict Minerals Position Statement. The Consultant also compared the lists of smelters and refiners provided by suppliers against the list of known 3TG processing facilities worldwide published by the Department of Commerce, as well as the lists of compliant smelters and refiners published by RMI’s Responsible Minerals Assurance Process, the London Bullion Market Association Good Delivery program, and the Responsible Jewellery Council Chain-of-Custody Certification program.

If a smelter or refiner was not certified through the use of these lists, the Consultant attempted to contact the smelter or refiner up to three times to gain more information concerning its sourcing practices and whether it utilized internal due diligence procedures or other processes to track the chain-of-custody from the source of its mineral ores. The Consultant also conducted internet research to locate outside sources of information regarding the smelter or refiner’s sourcing practices.

Step Three: Design and Implement a Strategy to Respond to Identified Risks

If Mattel becomes aware of a supplier whose supply chain includes 3TGs that are not conflict‐free, the Company will take appropriate actions to remedy the situation in a timely manner. These actions could include reassessment of the supplier relationship, including but not limited to, discontinuance of purchasing any products from such supplier and/or terminating supplier agreements with such supplier. Mattel advises suppliers to take similar measures with their own sub‐suppliers to ensure alignment and traceability throughout the supply chain and back to the smelter.

Step Four: Support the Development and Implementation of Independent Third-Party Audits

As discussed above, Mattel does not have direct relationships with smelters or refiners, and it does not perform direct audits of these entities’ supply chains for Conflict Minerals. Mattel supports multi‐stakeholder efforts and industry‐wide collaboration focused on procuring conflict‐free minerals, including the development and implementation of independent third-party audits of smelters’ and refiners’ sourcing by such stakeholders.

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Step Five: Report on Supply Chain Due Diligence

As indicated in the Form SD, this Report is publicly available at
http://corporate.mattel.com/about-us/2023MattelConflictMineralsReport.pdf. Mattel’s Conflict Minerals Position Statement is also publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing.pdf.

III.    Due Diligence Results

For the period covered by this Report, based on the due diligence measures described in this Report, Mattel does not have conclusive information regarding conflict status, the country of origin of, or facilities used to process, the necessary Conflict Minerals in the Company’s products. Mattel’s efforts to determine the mine or location of origin of the necessary Conflict Minerals in the products covered by this Report with the greatest possible specificity consisted of the due diligence measures described in this Report. Attachment A to this Report includes lists of the facilities that the surveyed suppliers reported as being in their supply chains, along with the corresponding metal processed at a particular facility, the processed metal’s country of origin, and the particular facility’s independent third-party audit certification status.

IV.    Future Steps to Mitigate Risk

Mattel will continue its efforts to improve its due diligence to further mitigate the risk that the necessary Conflict Minerals in its products could benefit armed groups in the Covered Countries by:

•Further engaging with suppliers that provided incomplete or uncertain information or did not respond to the supplier survey;
•Encouraging suppliers to use certified compliant sources of Conflict Minerals, or engaging with suppliers believed to be supplying Conflict Minerals from sources that may support conflict in a Covered Country to establish an alternative source of Conflict Minerals;
•Continuing supplier consolidation efforts with the aim to reduce the number of our current suppliers in order to make our supply chain more transparent and easier to conduct due diligence on;
•Providing training and clear communications to suppliers to help clearly identify chain of custody and explanation of the Template to ensure supplier’s ability to complete their input accurately; and
•Periodically reviewing, and updating as necessary, Mattel’s Conflict Minerals Position Statement.
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ATTACHMENT A

For each of the lists below, smelters and refiners marked “*” have been certified as compliant with an independent third-party audit program. The following is a list of the smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of Covered Country sourcing or unknown sourcing:

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	DRC- Congo (Kinshasa), Zambia
Gold	Asaka Riken Co., Ltd.*	Burundi, Rwanda
Gold	CCR Refinery - Glencore Canada Corporation*	DRC- Congo (Kinshasa), Zambia
Gold	Jiangxi Copper Co., Ltd.*	Rwanda
Gold	Mitsubishi Materials Corporation*	Congo (Brazzaville)
Gold	Nihon Material Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda
Gold	Rand Refinery (Pty) Ltd.*	DRC- Congo (Kinshasa), Tanzania
Tantalum	AMG Brasil*	DRC- Congo (Kinshasa)
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	DRC- Congo (Kinshasa)
Tantalum	F&X Electro-Materials Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	Global Advanced Metals Aizu*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	Global Advanced Metals Boyertown*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	Jiujiang Tanbre Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	DRC- Congo (Kinshasa)
Tantalum	KEMET de Mexico*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia

Tantalum	Materion Newton Inc.*	Burundi, Congo (Brazzaville), Rwanda
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	Taki Chemical Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	TANIOBIS Co., Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	TANIOBIS GmbH*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	TANIOBIS Japan Co., Ltd.*	Rwanda
Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Burundi, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda
Tantalum	Ulba Metallurgical Plant JSC*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa) Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED*	DRC- Congo (Kinshasa), Rwanda
Tin	Aurubis Beerse*	DRC- Congo (Kinshasa)
Tin	CV Venus Inti Perkasa*	Congo (Brazzaville)
Tin	EM Vinto*	Congo (Brazzaville), DRC- Congo (Kinshasa)
Tin	Magnu’s Minerais Metais e Ligas Ltda.*	DRC- Congo (Kinshasa)
Tin	Malaysia Smelting Corporation* (MSC)	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), South Sudan, Tanzania, Uganda, Zambia
Tin	Operaciones Metalurgicas S.A.*	DRC- Congo (Kinshasa)
Tin	PT Bukit Timah*	DRC- Congo (Kinshasa)
Tin	PT Stanindo Inti Perkasa*	DRC- Congo (Kinshasa)
Tin	PT Tinindo Inter Nusa*	DRC- Congo (Kinshasa), Rwanda
Tin	Thaisarco*	Angola, Burundi, Central African Republic, Congo (Brazzaville), DRC- Congo (Kinshasa), Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tungsten	A.L.M.T. TUNGSTEN Corp.*	Burundi, DRC- Congo (Kinshasa), Rwanda

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Angola, Burundi, Central African Republic, Congo (Brazzaville), Rwanda, South Sudan, Tanzania, Uganda, Zambia
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	DRC- Congo (Kinshasa)
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	DRC- Congo (Kinshasa)
Tungsten	H.C. Starck Tungsten GmbH*	Rwanda
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	DRC- Congo (Kinshasa)
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Burundi, Rwanda
Tungsten	Xiamen Tungsten Co., Ltd.*	DRC- Congo (Kinshasa), Rwanda
Gold	Eco-System Recycling Co., Ltd. North Plant*	Unknown
Gold	Eco-System Recycling Co., Ltd. West Plant*	Unknown
Gold	Italpreziosi*	Unknown
Gold	Korea Zinc Co., Ltd.*	Unknown
Gold	L'Orfebre S.A.*	Unknown
Gold	LT Metal Ltd.*	Unknown
Gold	Marsam Metals*	Unknown
Gold	NH Recytech Company*	Unknown
Gold	Planta Recuperadora de Metales SpA*	Unknown
Gold	REMONDIS PMR B.V.*	Unknown
Gold	SAAMP	Unknown
Gold	Sichuan Tianze Precious Metals Co., Ltd.*	Unknown
Gold	SungEel HiMetal Co., Ltd.*	Unknown
Gold	TOO Tau-Ken-Altyn*	Unknown
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	Unknown
Tantalum	Jiangxi Tuohong New Raw Material*	Unknown
Tantalum	Resind Industria e Comercio Ltda.*	Unknown
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.*	Unknown
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.*	Unknown
Tin	CRM Synergies*	Unknown
Tin	Dowa*	Unknown
Tin	Fabrica Auricchio Industria e Comercio Ltda.*	Unknown
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.*	Unknown
Tin	Luna Smelter, Ltd.*	Unknown
Tin	PT Bangka Serumpun*	Unknown
Tin	PT Menara Cipta Mulia*	Unknown

Tin	PT Mitra Sukses Globalindo*	Unknown
Tin	PT Putera Sarana Shakti (PT PSS)*	Unknown
Tin	PT Rajawali Rimba Perkasa*	Unknown
Tin	Resind Industria e Comercio Ltda.*	Unknown
Tin	Tin Technology & Refining*	Unknown
Tungsten	China Molybdenum Co., Ltd.*	Unknown
Tungsten	Cronimet Brasil Ltda*	Unknown
Tungsten	Fujian Xinlu Tungsten Co., Ltd.*	Unknown
Tungsten	Hubei Green Tungsten Co., Ltd.*	Unknown
Tungsten	Lianyou Metals Co., Ltd.*	Unknown
Tungsten	Philippine Chuangxin Industrial Co., Inc.*	Unknown
Tungsten	TANIOBIS Smelting GmbH & Co. KG*	Unknown

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 2 countries (i.e., those low to medium risk countries with known or plausible involvement in the smuggling, export, or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	South Africa
Gold	Argor-Heraeus S.A.*	South Africa
Gold	Asaka Riken Co., Ltd.*	Mozambique
Gold	DSC (Do Sung Corporation)*	South Africa
Gold	Eco-System Recycling Co., Ltd. East Plant*	Mozambique
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	Mozambique
Gold	Heimerle + Meule GmbH*	Mozambique, South Africa
Gold	Heraeus Germany GmbH Co. KG*	United Arab Emirates
Gold	Heraeus Metals Hong Kong Ltd.*	Mozambique, South Africa
Gold	LS-NIKKO Copper Inc.*	South Africa
Gold	Metalor Technologies (Suzhou) Ltd.*	South Africa
Gold	Mitsubishi Materials Corporation*	Mozambique
Gold	MKS PAMP S.A.*	South Africa
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	United Arab Emirates
Gold	Nihon Material Co., Ltd.*	Mozambique
Gold	Ohura Precious Metal Industry Co., Ltd.*	South Africa
Gold	PX Precinox S.A.*	Mozambique
Gold	Rand Refinery (Pty) Ltd.*	Mozambique, South Africa
Gold	Tanaka Kikinzoku Kogyo K.K.*	South Africa
Gold	Yamakin Co., Ltd.*	Mozambique
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Mozambique
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Mozambique
Tantalum	Global Advanced Metals Boyertown*	Mozambique
Tantalum	Jiujiang Tanbre Co., Ltd.*	Kenya, Mozambique, South Africa
Tantalum	KEMET de Mexico*	Mozambique, South Africa
Tantalum	Materion Newton Inc.*	Mozambique
Tantalum	Metallurgical Products India Pvt., Ltd.*	Kenya, Mozambique, South Africa
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Mozambique
Tantalum	TANIOBIS Co., Ltd.*	Kenya, Mozambique, South Africa

Tantalum	TANIOBIS GmbH*	Mozambique
Tantalum	TANIOBIS Japan Co., Ltd.*	Mozambique
Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Mozambique
Tantalum	Ulba Metallurgical Plant JSC*	Mozambique
Tin	Malaysia Smelting Corporation (MSC)*	Kenya, Mozambique, South Africa
Tin	PT Cipta Persada Mulia*	South Africa
Tin	PT Stanindo Inti Perkasa*	Mozambique
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.*	Mozambique
Tungsten	H.C. Starck Tungsten GmbH*	Mozambique
Tungsten	Hunan Jintai New Material Co., Ltd.	Mozambique
Tungsten	Kennametal Huntsville*	South Africa

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 1 countries (i.e., those little to no risk countries with known active metal production but that are not identified as conflict regions or plausible areas of smuggling, export or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Advanced Chemical Company	Indonesia, Peru, United States
Gold	Agosi AG*	Brazil, China, Germany, Japan, Laos, Nigeria, Philippines, Sierra Leone, Thailand
Gold	Aida Chemical Industries Co., Ltd.*	Bolivia, Canada, Japan, Peru, Portugal, Spain
Gold	Almalyk Mining and Metallurgical Complex (AMMC)*	Argentina, Australia, Brazil, Canada, Chile, China, Germany, Japan, Mexico, Peru, Switzerland, United States, Uzbekistan
Gold	AngloGold Ashanti Corrego do Sitio Mineracao*	Australia, Brazil
Gold	Argor-Heraeus S.A.*	Argentina, Chile, China, Hong Kong, Indonesia, Philippines, Singapore, Switzerland
Gold	Asahi Pretec Corp.*
Argentina, Austria, Australia, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guinea, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Papua New Guinea, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe

Gold	Asahi Refining Canada Ltd.*	Australia, Canada, Japan
Gold	Asahi Refining USA Inc.*	Australia, Bermuda, Canada, Chile, China, Hong Kong, Indonesia, Malaysia, Peru, United States, Uzbekistan

Gold	Asaka Riken Co., Ltd.*	Armenia, Japan, Mexico, Niger, Nigeria
Gold	Aurubis AG*	Brazil, Canada, China, Germany, Hong Kong, Indonesia, Japan, United States
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)*	Brazil, Canada, China, Indonesia, Italy, Philippines
Gold	Boliden AB*	Canada, China, Finland, Indonesia, Ireland, Sweden
Gold	C. Hafner GmbH + Co. KG*	Australia, Brazil, Chile, China, Germany, Japan, Peru
Gold	CCR Refinery - Glencore Canada Corporation*	Argentina, Australia, Canada, Chile, China, Germany, Indonesia, Japan, Peru, Switzerland, United States
Gold	Chimet S.p.A.*	Australia, Italy, Mexico, Turkey
Gold	Chugai Mining*	Australia, Canada, Chile, Indonesia, Japan, Peru, United States
Gold	Dowa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Gold	DSC (Do Sung Corporation)*	Australia, Brazil, Republic of Korea
Gold	Eco-System Recycling Co., Ltd. East Plant*	Australia, Bolivia, Canada, Indonesia, Japan
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Indonesia, Japan, Kyrgyzstan, Malaysia, Mongolia, Papua New Guinea, Peru, Poland, Russian Federation, Tajikistan
Gold	Heimerle + Meule GmbH*	Australia, Austria, Canada, China, Germany, Hong Kong, Jersey, Malaysia, Mexico, Mongolia, Philippines

Gold	Heraeus Germany GmbH Co. KG*	Australia, Bolivia, Chile, China, Germany, Hong Kong, Jersey, Malaysia, Peru, Saudi Arabia, Switzerland, Turkey, United States
Gold	Heraeus Metals Hong Kong Ltd.*	Australia, Canada, China, France, Germany, Hong Kong, Japan, Laos, Malaysia, Peru, Philippines, Singapore, Switzerland, Taiwan, Thailand, Vietnam
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.*	China, Mexico, Mongolia
Gold	Ishifuku Metal Industry Co., Ltd.*	Australia, Canada, China, Japan, United States
Gold	Istanbul Gold Refinery*	Turkey
Gold	Japan Mint*	Australia, Italy, Japan, Mexico
Gold	Jiangxi Copper Co., Ltd.*	Chile, China, Japan, United States
Gold	JX Nippon Mining & Metals Co., Ltd.*	Chile, Indonesia, Saudi Arabia, Taiwan, United Kingdom
Gold	Kazzinc*	Australia, China, Japan, Kazakhstan, Peru, Switzerland, Taiwan
Gold	Kennecott Utah Copper LLC*	China, United States
Gold	KGHM Polska Miedz Spolka Akcyjna	Chile
Gold	Kojima Chemicals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Gold	LS-NIKKO Copper Inc.*	Australia, Brazil, Chile, China, Hong Kong, India, Indonesia, Japan, Kazakhstan, Republic of Korea, Mexico, Peru, Singapore, United States

Gold	Materion*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Gold	Matsuda Sangyo Co., Ltd.*	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom, United States
Gold	Metalor Technologies (Hong Kong) Ltd.*	Australia, China, Hong Kong, Japan, Peru, Switzerland, United States
Gold	Metalor Technologies (Singapore) Pte., Ltd.	China, Singapore, Switzerland
Gold	Metalor Technologies (Suzhou) Ltd.*	China
Gold	Metalor Technologies S.A.*	Belgium, Canada, China, Hong Kong, Indonesia, Ivory Coast, Sweden, Switzerland, United Kingdom, United States
Gold	Metalor USA Refining Corporation*	Canada, China, Mexico, Switzerland, United States
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.*	China, Mexico
Gold	Mitsubishi Materials Corporation*	Austria, Canada, Chile, Hong Kong, Japan, Mongolia, Papua New Guinea, United Kingdom
Gold	Mitsui Mining and Smelting Co., Ltd.*	Australia, Canada, China, Japan
Gold	MKS PAMP SA*	Australia, Canada, China, Hong Kong, Indonesia, Japan, Mexico, Switzerland, United Kingdom, United States
Gold	MMTC-PAMP India Pvt., Ltd.*	India, United States
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.*	Saudi Arabia, Turkey
Gold	Navoi Mining and Metallurgical Combinat*	China, Indonesia, United States, Uzbekistan
Gold	Nihon Material Co., Ltd.*	Australia, Bolivia, Brazil, Canada, Chile, China, Indonesia, Japan, Malaysia, Niger, Nigeria, Peru, Portugal, Spain, Switzerland, Thailand

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH*	Austria, Indonesia
Gold	Ohura Precious Metal Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Gold	PT Aneka Tambang (Persero) Tbk*	Australia, Bolivia, Brazil, Canada, Chile, Ethiopia, Germany, Indonesia, Malaysia, Peru, Switzerland
Gold	PX Precinox S.A.*	Australia, Canada, Switzerland
Gold	Rand Refinery (Pty) Ltd.*	Australia, Austria, Canada, China, Germany, Ghana, Guinea, Hong Kong, Jersey, Malaysia, Mali, Namibia, Papua New Guinea, Philippines, Switzerland
Gold	Royal Canadian Mint*	Canada, Chile, Germany, Guyana, Japan, Mexico, Peru, Suriname, Switzerland, United States
Gold	SAFINA A.S.*	Czech Republic
Gold	SEMPSA Joyeria Plateria S.A.*	Spain
Gold	Shandong Gold Smelting Co., Ltd.*	China, Peru
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.*	China, Japan, United States

Gold	Solar Applied Materials Technology Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Gold	Sumitomo Metal Mining Co., Ltd.*	Australia, Chile, Indonesia, Japan, Philippines, United States
Gold	T.C.A S.p.A*	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.*	Australia, Belgium, Bolivia, Canada, Chile, China, Hong Kong, Indonesia, Japan, Malaysia, Mexico, Singapore, Switzerland, United Kingdom, United States, Uzbekistan
Gold	Tokuriki Honten Co., Ltd.*	Australia, Canada, Chile, China, Hong Kong, Japan, Peru, United States
Gold	Torecom*	Bolivia, Brazil, Chile, China, Indonesia, Republic of Korea, Mexico, Russian Federation
Gold	Umicore S.A. Business Unit Precious Metals Refining*	Bolivia, Canada, China, Japan
Gold	United Precious Metal Refining, Inc.*	Australia, Belgium, Bolivia, Canada, China, Indonesia, Japan, Peru, Russian Federation, Switzerland, Thailand, United States
Gold	Valcambi S.A.*	Australia, China, Germany, Hong Kong, Japan, Switzerland, Taiwan
Gold	Western Australian Mint* (T/a The Perth Mint)	Australia, Bolivia, Chile, China, Guinea, Hong Kong, Republic of Korea, Malaysia, Papua New Guinea, Peru, Switzerland
Gold	WIELAND Edelmetalle GmbH*	Germany
Gold	Yamakin Co., Ltd.*	Australia, Brazil, Canada, China, Japan, United States
Gold	Yokohama Metal Co., Ltd.*	Brazil, China, Japan, Malaysia, Spain
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation*	Australia, Canada, China, Ethiopia, Germany, Laos, Mongolia, Philippines, Switzerland, Thailand

Tantalum	AMG Brasil*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	Australia, Brazil, Canada, China, Russian Federation, Thailand
Tantalum	D Block Metals, LLC*	United States
Tantalum	F&X Electro-Materials Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	FIR Metals & Resource Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Global Advanced Metals Aizu*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Global Advanced Metals Boyertown*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Italy, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Jiujiang Tanbre Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	KEMET de Mexico*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Ghana, Guinea, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mali, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Materion Newton Inc.	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Nigeria, Sierra Leone, United States, Zimbabwe
Tantalum	Metallurgical Products India Pvt., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Jersey, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Mineracao Taboca S.A.*	Brazil
Tantalum	Mitsui Mining and Smelting Co., Ltd.*	Australia, Brazil, Chile, Japan, Malaysia, United Kingdom

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	NPM Silmet AS*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	QuantumClean*	Brazil, Poland, United States
Tantalum	Taki Chemical Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	TANIOBIS Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	TANIOBIS GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	TANIOBIS Japan Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Namibia, Sierra Leone, Zimbabwe
Tantalum	TANIOBIS Smelting GmbH & Co. KG*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tantalum	Telex Metals*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Ulba Metallurgical Plant JSC*	Argentina, Australia, Austria, Belarus, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Ximei Resources (Guangdong) Limited*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.*	China, Peru, Russian Federation

Tin	Alpha*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Jersey, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Sweden, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Aurubis Beerse*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Aurubis Berango*	Spain
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.*	China
Tin	China Tin Group Co., Ltd.*	China, Indonesia, Mexico, Russian Federation, Switzerland, United States

Tin	CV Ayi Jaya*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	CV Venus Inti Perkasa*	Canada, Chile, Germany, Guyana, Indonesia, Japan, Mexico, Peru, Suriname, Switzerland
Tin	EM Vinto*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Estanho de Rondonia S.A.*	Brazil, Taiwan
Tin	Fenix Metals*	Australia, Bolivia, Brazil, China, Indonesia, Kazakhstan, Peru, Poland

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Jiangxi New Nanshan Technology Ltd.*	Bolivia, China, Portugal, Russian Federation
Tin	Magnu’s Minerais Metais e Ligas Ltda.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Malaysia Smelting Corporation (MSC)*	Argentina, Australia, Austria, Belgium, Cambodia, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Russian Federation, Sierra Leone, Singapore, Slovakia, Suriname, Taiwan, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Metallic Resources, Inc.*	United States
Tin	Mineracao Taboca S.A.*	Brazil, Thailand

Tin	Minsur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Mitsubishi Materials Corporation*	Canada, Indonesia, Japan, Papua New Guinea
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	China, Netherlands, Philippines, Thailand
Tin	O.M. Manufacturing Philippines, Inc.*	Bolivia, Brazil, Canada, China, Japan, Malaysia, Peru, Philippines
Tin	Operaciones Metalurgicas S.A.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Aries Kencana Sejahtera*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Artha Cipta Langgeng*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Uzbekistan, Vietnam, Zimbabwe
Tin	PT ATD Makmur Mandiri Jaya*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Babel Inti Perkasa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Babel Surya Alam Lestari*	China
Tin	PT Bukit Timah*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Cipta Persada Mulia*	Australia, Brazil, Chile, China, India, Indonesia, Japan, Kazakhstan, Republic of Korea, Peru, Singapore, United States

Tin	PT Mitra Stania Prima*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Kyrgyzstan, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Prima Timah Utama*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Refined Bangka Tin*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Sariwiguna Binasentosa*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Stanindo Inti Perkasa*	Argentina, Armenia, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Sukses Inti Makmur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tin	PT Timah Tbk Kundur*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Timah Tbk Mentok*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Tinindo Inter Nusa	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	PT Tommy Utama*	Indonesia
Tin	Rui Da Hung*	Brazil, China, Japan, Taiwan

Tin	Thaisarco*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Morocco, Myanmar, Namibia, Netherlands, Nigeria, Peru, Poland, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.*	Australia, Belgium, Bolivia, Brazil, Canada, China, Ethiopia, Germany, Hong Kong, Indonesia, Malaysia, Myanmar, Peru, United States
Tin	White Solder Metalurgia e Mineracao Ltda.*	Brazil, China, Germany, Peru, Thailand
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.*	China, Singapore
Tungsten	A.L.M.T. TUNGSTEN Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Asia Tungsten Products Vietnam Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Philippines, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Global Tungsten & Powders Corp.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	H.C. Starck Tungsten GmbH*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Hunan Jintai New Material Co., Ltd.	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Japan New Metals Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.*	China, Republic of Korea

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Indonesia, Malaysia, Peru, Russian Federation
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	Argentina, Australia, Brazil, Canada, Chile, China, Guinea, Japan, Mexico, Papua New Guinea, Peru, Singapore, United States
Tungsten	Kennametal Fallon*	Bolivia, China, Portugal, Russian Federation, United States, Vietnam
Tungsten	Kennametal Huntsville*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe

Tungsten	Masan High-Tech Materials*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Niagara Refining LLC*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe
Tungsten	Wolfram Bergbau und Hutten AG*	Australia, Austria, China

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	Australia, Bolivia, Brazil, Canada, China, Malaysia, Mexico, Niger, Nigeria, Russian Federation, Spain, Thailand
Tungsten	Xiamen Tungsten Co., Ltd.*	Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Cambodia, Canada, Chile, China, Colombia, Czech Republic, Djibouti, Ecuador, Egypt, Estonia, Ethiopia, France, Germany, Guyana, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Japan, Kazakhstan, Republic of Korea, Laos, Luxembourg, Madagascar, Malaysia, Mexico, Mongolia, Myanmar, Namibia, Netherlands, Niger, Nigeria, Peru, Portugal, Russian Federation, Sierra Leone, Singapore, Slovakia, Spain, Suriname, Switzerland, Taiwan, Thailand, United Kingdom, United States, Vietnam, Zimbabwe